Q4 2020 March 2021 Update | NASDAQ: MYRG INVESTOR PRESENTATION

2 MYR Group’s ability to execute its strategy of conservative, profitable, steady growth in a focused, scalable market -- electrical construction -- is a strength that differentiates us from the rest.

SAFE HARBOR STATEMENT 3 Forward-Looking Statements Various statements in this communication, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward- looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “likely,” “unlikely,” “possible,” “potential,” “should” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this communication speak only as of the date of this communication; we disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, many of these risks, contingencies and uncertainties are currently amplified by, and may continue to be amplified by, the COVID-19 pandemic. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10-K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. MYR GROUP CONTACT Betty R. Johnson Chief Financial Officer 847.290.1891 investorinfo@myrgroup.com INVESTOR CONTACT David Gutierrez Dresner Corporate Services 312.780.7204 DGutierrez@dresnerco.com Investor Presentation │ MARCH │ ©2021 MYR GROUP INC.

TABLE OF CONTENTS Company Overview Strategy Market Overview Financial Performance Investment Outlook Appendix 4 Investor Presentation │ MARCH │ ©2021 MYR GROUP INC.

5 For more than a century, MYR Group’s subsidiaries have served the electrical construction needs of clients. Our reputation for excellence in both our markets makes us a leader in the industry. Investor Presentation │ MARCH │ ©2021 MYR GROUP INC.

6 Investor Presentation │ MARCH │ ©2021 MYR GROUP INC. EXPANDING PRESENCE in C&I NATIONWIDE LEADER in T&D GROWING FOOTPRINT HEALTHY ORGANIC & ACQUISITIVE GROWTH STRONG PRESENCE IN KEY GROWTH MARKETS LONG STANDING CLIENT RELATIONSHIPS GROWING REVENUES STRONG BACKLOG EXTENSIVE, CENTRALIZED FLEET STABLE BALANCE SHEET SUPERIOR SAFETY PERFORMANCE NO EXTRAORDINARY LOSSES OR GOODWILL IMPAIRMENT Created by Gajah Mada Studio from the Noun Project A MARKET LEADER

7 STRATEGIC IMPERATIVES Ensures we are focused on the right work and programs Deliver positive financial results on a consistent basis while positioning the company for growth Strive to always be the first choice for our clients and remain one of the most reliable and efficient, high- value providers Sustain a culture that aids in attracting, retaining and developing the best people in the industry Continue investments in people, equipment, health, safety, the environment, technology, innovation, programs, process improvement, and sustainability Investor Presentation │ MARCH │ ©2021 MYR GROUP INC. ORGANIZATIONAL EXCELLENCE FINANCIAL STRENGTH CUSTOMER SATISFACTION OPERATIONAL EXCELLENCE

8 Investor Presentation │ MARCH │ ©2021 MYR GROUP INC. • Considered an essential business as a provider of critical infrastructure services. • Remain committed to serving our customers and are responding and adhering to any new or heightened job-site requirements and guidelines to protect our front- line field employees. • Enacted measures to maintain safe, efficient, and resilient business operations during the pandemic, adjusting operations as needed. • Project execution and bidding opportunities have remained active to date. • T&D work activity primarily consists of small to medium-sized projects, and we continue to execute routine maintenance work under long-term MSAs. Drivers for T&D spending remain intact thus far. • Most C&I projects remain operational, though social distancing and other project restrictions are limiting project workflows and extending project schedules. We believe the primary markets we serve may be somewhat less vulnerable to economic slowing, such as healthcare, transportation, data centers, warehousing, renewable energy and water projects. • Closed out the year with record revenues, profit, earnings per share, net income, and EBITDA. • Stimulus packages and infrastructure bills could promote increased spending. • Strong balance sheet with $364.6M in availability under our $375.0M credit facility, funded debt to LTM EBITDA leverage of 0.2x and management has continued to focus with heightened scrutiny on controlling costs and capital expenditures in these uncertain times COVID-19 IMPACTS

9 Investor Presentation │ MARCH │ ©2021 MYR GROUP INC. Since March of 2020, the COVID-19 pandemic has had a significant impact on the global economy, including the US and Canadian economies. As the situation continues to evolve, we are closely monitoring the impact of the COVID-19 pandemic on all aspects of our business, including how it impacts our customers, subcontractors, suppliers, vendors and employees. The COVID-19 pandemic caused a slowdown of certain projects due to specific state, local, municipal and customer mandated stay- at-home orders and new project requirements that were established to protect construction workers and the general public, most of which have impacted our C&I segment. Although the majority of stay-at-home orders have been phased-out, we are still experiencing impacts associated with the COVID-19 project-specific protocols. We expect the project-specific requirements to remain in place which will continue to impact project schedules and workflow going forward. COVID-19 IMPACTS

10 $2.25B 2020 $1.14B 2016 $1.06B 2015 $944M 2014 $903M 2013 $999M 2012 $780M 2011 $1.40B 2017 $1.53B 2018 AMONG TOP 5 ENR U.S. Specialty Electrical Contractors for 25 years in a row REPORTABLE SEGMENTS Commercial & Industrial (C&I) Transmission & Distribution (T&D) RECORD REVENUES Reached record revenues in 2020, an increase of 8.5% over 2019 For more than a century, MYR Group’s subsidiaries have served the electrical construction needs of clients. Our reputation for excellence in both our markets makes us a leader in the industry. Investor Presentation │ MARCH │ ©2021 MYR GROUP INC. REVENUE GROWTH CAGR 12.5% $2.07B 2019

COMPREHENSIVE SERVICE OFFERINGS 11 TRANSMISSION & DISTRIBUTION (T&D) BUSINESS SEGMENT Transmission up to 765kV Overhead and Underground Distribution Substations Foundations & Caissons and Directional BoringStorm Restoration Renewables Segment Updates: ● Full year T&D record revenue of $1,154 Million ● Recent years growth is 100% organic and primarily due to an increase in revenue on small to medium-sized transmission and distribution projects. ● ~ 50% of T&D business is Master Service Agreement work Investor Presentation │ MARCH │ ©2021 MYR GROUP INC. $819 $879 $893 $1,134 $1,154 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2016 2017 2018 2019 2020 M il li o n s T&D Revenue T&D Revenue 9.0% CAGR

COMPREHENSIVE SERVICE OFFERINGS 12 COMMERCIAL & INDUSTRIAL (C&I) BUSINESS SEGMENT IndustrialCommercial Telecommunications Renewables Transportation/ Traffic Signalization Voice, Data, Video Systems Segment Updates: ● Full year C&I record revenue of $1,093 Million ● Growth primarily due to increases in volume across all project sizes and incremental revenues from the acquisitions of CSI, and the Huen Companies in the second half of 2019 and 2018, respectively Investor Presentation │ MARCH │ ©2021 MYR GROUP INC. $324 $524 $638 $937 $1,093 $0 $200 $400 $600 $800 $1,000 $1,200 2016 2017 2018 2019 2020 M ill io n s C&I Revenue C&I Revenue 35.5% CAGR

STRONG COMPETITIVE ADVANTAGE WE ARE… Expanding our depth and breadth of expertise while refining project delivery capabilities Helping our people reach their fullest potential through investments in training and development Building a future driven mindset and deploying new systems and technologies Supporting clean energy infrastructure and broadening our capabilities to meet the needs of our clients Maintaining long-standing client relationships and developing customized solutions to address their greatest needs. Inspired to do the right thing and investing in the communities in which we live and work Extending our geographical reach and expanding our service offerings Executing with health and safety as our #1 priority to maintain our industry-leading safety performance Focused on collaboration to create truly integrated and cohesive teams

POSITIONED FOR GROWTH 14 U.S./CANADA Long-term growth both organically and via acquisition T&D Transmission market outlook strong next 5+ years (higher ratio of small-medium/large projects) C&I Strength in C&I sector (Airport, Healthcare, Data Center, Hwy/Transp.) RENEWABLES Clean energy initiatives driving increased construction spend Success Investor Presentation │ MARCH │ ©2021 MYR GROUP INC.

VALUE CREATION OPPORTUNITIES 63 ORGANIC GROWTH Expand in new and existing markets that align with core capabilities • Strategic expansion of geographic footprint into new markets • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long-term customer relationships STRATEGIC ACQUISITIONS Continue to evaluate targeted, strategic acquisitions to expand business and hone operating expertise • Search for and evaluate strategic opportunities that achieve long-term growth objectives and leverage our core capabilities • Focus on acquisitions that meet clear, long-term return thresholds and are compatible with MYR Group’s values and culture • Focus on integration of processes, people, technology and equipment Investor Presentation │ MARCH │ ©2021 MYR GROUP INC. OFFICE LOCATIONS IN U.S. AND WESTERN CANADA PRUDENT CAPITAL RETURN $50 Million Share Repurchase Program On October 22, 2020, the Company’s Board of Directors authorized a new $50.0 million share repurchase program which became effective November 2, 2020. The new share repurchase program will expire on November 2, 2021 or when the authorized funds are exhausted, whichever is earlier. No shares were repurchased under the new program in 2020

16 FAVORABLE T&D MARKET CONDITIONS Source: The C Three Group, North American Electric Distribution Market Forecast, September 2019 Drivers of T&D Spend System Reliability Aging Electric Grid Connecting Renewables Plant Retirements Storm Hardening Housing Starts “Capital expenditures came in at $40.4 billion in 2018, a 9.3% increase from 2017. U.S. investor- owned utilities project planned spend from 2019 through at least 2023 is robust.” U.S. and Canadian Electric Distribution Actual and Forecasted Capital Expenditures by Ownership Type Investor Presentation │ MARCH │ ©2021 MYR GROUP INC. There may be delays on some spending due to COVID-19 which could impact previously reported projections, however the impacts have been minimal and market drivers remain favorable for the long-term.

17 MARKET OPPORTUNITIES The generation mix across the U.S. is changing as traditional baseload generation resources retire and renewable generation provides an increasingly large percentage of demand. Investor Presentation │ MARCH │ ©2021 MYR GROUP INC. In Q3, the U.S. solar market installed 3.8GW of PV, 70% of which comprised of utility-scale installations, up 9% from Q2 as the industry began recovering from the worst impacts of the pandemic. Forecasts for solar installations from 2021 – 2025 are now forecasted to exceed 107 GWdc, a 10 GWdc increase from last quarter driven primarily by increases to the utility-scale solar pipeline. UTILITY SOLAR SOURCE: Solar Energy Industries Association (SEIA), December 2020 Provides ample engineer, procurement, and construction (EPC) opportunities for the generation site and transmission interconnect. 30 MW of offshore wind are operational today and in the next four to six years, U.S. developers expect to manufacture, construct, and install more than 9 GW of offshore wind. OFFSHORE WIND SOURCE: The Business Network for Offshore Wind (BNOW), March 2020

18 Investor Presentation │ MARCH │ ©2021 MYR GROUP INC. C&I’s strong $895.5M backlog as of 12/31/2020 is driven by: Hospitals Data Centers Airport Projects Transportation Work Aerospace Water / Wastewater Upgrades • Most of our primary markets are deemed critical and essential and may be less vulnerable to economic slowdown • The primary markets we serve may be somewhat less vulnerable to economic slowing, such as healthcare, transportation, data centers, warehousing, renewable energy and water projects • Government stimulus packages and infrastructure investment programs could accelerate project activity ACTIVE C&I MARKET

19 DELIVERING STRONG RETURNS MYRG - CAGR 24.20% EME - CAGR 15.18% PWR - CAGR 29.11% MTZ - CAGR 31.19% DY - CAGR 1.95% -100.0% -50.0% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% 350.0% Dividend Adjusted Stock Return (01/04/2016 - 12/31/2020) MYRG Div. Adj. Return EME Div. Adj. Return PWR Div. Adj. Return MTZ Div. Adj. Return DY Div. Adj. Return Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ DY 1/4/2016 20.36$ 45.09$ 20.10$ 17.57$ 68.58$ 12/31/2020 60.10$ 91.34$ 72.02$ 68.18$ 75.52$ Div. Adj. Stock Return 195.2% 102.6% 258.3% 288.0% 10.1% Investor Presentation │ MARCH │ ©2021 MYR GROUP INC.

$25.4 $30.8 $50.7 $57.8 $44.4 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $20 $40 $60 $80 2016 2017 2018 2019 2020 M il li o n s CAPEX Investment CAPEX Spend CAPEX % of Rev 20 BALANCE SHEET STRENGTH TO SUPPORT ADDITIONAL GROWTH 15.3% 13.6% 10.6% 8.7% 6.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% EME MTZ MYRG PWR DY 3-Year Average ROIC Little off-balance-sheet leverage Limited goodwill Modest debt leverage Strong liquidity position – Renewed credit facility in Q3 2019, increasing the revolver to $375 million Substantial bonding capacity Investment in specialty equipment contributed to top-line organic growth and supports future organic growth $(250) $(200) $(150) $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 2016 2017 2018 2019 2020 M il li o n s Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity Source: S&P Capital IQ 3-year period is December 2018 – December 2020 DY period is October 2018 – October 2020 Investor Presentation │ MARCH │ ©2021 MYR GROUP INC.

21 STRONG LONG-TERM FINANCIAL PERFORMANCE $1,142 $1,403 $1,531 $2,071 $2,247 $- $500 $1,000 $1,500 $2,000 $2,500 2016 2017 2018 2019 2020 M il li o n s Revenue by Work Type Trans. Dist. C&I 18.4% CAGR $0.66 $0.63 $0.70 $0.68 $0.96 $1.01 $1.10 $1.15 $1.14 $1.16 $1.37 $1.50 $1.54 $1.55 $1.72 $1.65 $0.00 $0.50 $1.00 $1.50 $2.00 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 2017 2018 2019 2020 B ill io n s Backlog Backlog > 12 Mo 12 Mo. Backlog 27.6% CAGR $78.8 $65.8 $86.6 $101.2 $132.4 $- $20 $40 $60 $80 $100 $120 $140 $160 2016 2017 2018 2019 2020 M il li o n s EBITDA * EBITDA 13.9% CAGR $1.23 $1.28 $1.87 $2.26 $3.48 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2016 2017 2018 2019 2020 Diluted EPS - Attributable to MYR Group Inc. Diluted EPS 29.7% CAGR * For reconciliation of EBITDA to net income, see page 21 Investor Presentation │ MARCH │ ©2021 MYR GROUP INC.

Strong Financial Position Strong equity base provides capacity to add leverage for additional potential acquisitions, organic growth and share repurchases Centralized Fleet & Corporate Operations Centralization allows for greater efficiency and leverage of company resources Positive Industry Outlook Regulatory environment supports growth and market analysts expect escalated spending going forward Proven Strategy Execution Solid execution of corporate strategy has solidified MYR Group’s position as a market leader in large transmission line construction Favorable Growth Prospects Opportunities for organic, vertical, horizontal and geographic growth Experienced Management Executive Management average 32 years of industry experience INVESTMENT OUTLOOK Investor Presentation │ MARCH │ ©2021 MYR GROUP INC.

23 CORPORATE GOVERNANCE OVERVIEW DIVERSE AND EXPERIENCED BOARD WITH INDEPENDENT OVERSIGHT • 7 of 9 directors are independent • 3 of 7 independent directors are diverse • 5 of 9 directors have significant energy / utility experience • Independent Chairman of the Board • Audit, Compensation, Nominating, Environmental, and Social & Corporate Governance committees comprised solely of independent directors • Annual Board evaluations STRONG CORPORATE GOVERNANCE PRACTICES • Majority voting standard for directors in uncontested elections • No “Poison Pill” in place • Effective executive compensation best practices • Majority of CEO compensation is performance based ACCOUNTABILITY & RESPONSIVENESS • Board adopted majority voting for uncontested elections in December of 2015 based on input from shareholders • Proactive investor relations outreach to ensure active, ongoing engagement Investor Presentation │ MARCH │ ©2021 MYR GROUP INC.

24 Chief Executive Officer 38 years with MYRG 38 years in industry Rick Swartz Chief Financial Officer 20 years with MYRG 31 years in industry Betty Johnson Chief Legal Officer 2 year with MYRG 23 years in industry William Fry Chief Operating Officer – Transmission & Distribution 30 years with MYRG 32 years in industry Tod Cooper Chief Operating Officer – Commercial & Industrial 29 years with MYRG 36 years in industry Jeff Waneka EXPERIENCED MANAGEMENT TEAM 23 YEARS EXPERIENCED MANAGEMENT TEAM AVERAGES 32 YEARS IN OUR INDUSTRY WITH MYR GROUP Investor Presentation │ MARCH │ ©2021 MYR GROUP INC.

25 APPENDIX

MYR GROUP CUSTOMER SAMPLE 26 Investor Presentation │ MARCH │ ©2021 MYR GROUP INC.

27 EBITDA RECONCILIATION Note: LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four. EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers’ measures. ($ In Mi l l ions , Except Per Share Amounts)* 2016 2017 2018 2019 2020 Net Income 21.4$ 21.2$ 31.3$ 36.2$ 58.8$ Interest Expense, net 1.3 2.6 3.6 6.2 4.6 Income Tax Expense 16.9 3.5 11.8 14.2 22.6 Depreciation and Amortization 39.2 38.6 39.9 44.5 46.4 EBITDA 78.8$ 65.8$ 86.6$ 101.2$ 132.4$ Diluted Weighted Average Shares Outstanding 17.5 16.5 16.6 16.7 16.9 EBITDA per Diluted Share 4.51$ 3.99$ 5.22$ 6.06$ 7.84$ Revenue 1,142.5$ 1,403.3$ 1,531.2$ 2,071.2$ 2,247.4$ EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization. Investor Presentation │ MARCH │ ©2021 MYR GROUP INC.

FINANCIAL RATIO DEFINITIONS 28 S&P Capital IQ Disclaimer of Liability Notice This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice. Net Income (LTM) [A] +[Net Interest Expense * (1-Effective Tax Rate)] ÷ [Book Value (Total Stockholders' Equity [B]) + Net Funded Debt] @ beginning of LTM = Return on Invested Capital EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) ÷ Revenue = EBITDA Margin [A] Net Income excludes noncontrolling interest and discontinued operations [B] Total Stockholders' Equity excludes minority interests and discontinued operations Three year averages are derived from calculating the return metric for each twelve month period and then averaging the three period metrics Investor Presentation │ MARCH │ ©2021 MYR GROUP INC.